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                                                                   EXHIBIT 10.20

                 SECOND AMENDMENT TO FIRST AMENDED AND RESTATED
                  REVOLVING CREDIT LOAN AND SECURITY AGREEMENT

         This Second Amendment to First Amended and Restated Revolving Credit Loan and Security Agreement ("Second Amendment") is entered into as of the 2nd day of January, 2001, by and among KeyBank National Association ("Bank") and Brookwood Companies Incorporated ("Brookwood"), Kenyon Industries, Inc. ("Kenyon"), Brookwood Laminating, Inc. ("Laminating"), Ashford Bromley, Inc. ("Ashford"), XtraMile, Inc. ("Xtra"), and Land and Ocean III, Inc. ("Land" and, together with Brookwood, Kenyon, Laminating, Ashford and Xtra, being sometimes hereinafter collectively referred to as "Borrower").

                                    RECITALS:

         WHEREAS, Borrower and Bank entered into a certain First Amended and Restated Revolving Credit Loan and Security Agreement dated as of June 6, 2000 (the "Existing Agreement"); and

         WHEREAS, the Existing Agreement was amended and modified by that certain First Amendment and Restated Revolving Credit Loan and Security Agreement dated October 23, 2000 ("First Amendment"); and

         WHEREAS, Borrower has requested Bank to make certain changes to the Existing Agreement, as amended and modified by the First Amendment, all as more particularly set forth in this Second Amendment;

                             PRELIMINARY STATEMENT:

         A. Unless otherwise defined herein. capitalized terms as used herein shall have the meanings ascribed to them in the Existing Agreement.

         B. Unless otherwise indicated, all section and subsection numbers correspond with those in the Existing Agreement.

         C. In the event of a conflict between the terms and conditions of the Existing Agreement, as amended and modified by the First Amendment, and the terms and conditions of this Second Amendment, the terms and conditions of this Second Amendment shall prevail and the Existing Agreement shall be interpreted and construed so as to give maximum effect to the intent and terms and conditions of this Second Amendment.

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Borrower and Bank, the parties hereto agree that the Existing Agreement is hereby amended as follows:


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         1. This Second Amendment is being entered into in connection with a certain letter between Bank and Borrower dated January 2, 2001, a copy of which is attached hereto as Exhibit A (the "Waiver Letter").

         2. The pricing grid under Section 2.6.1 of the Existing Agreement relating to the Working Capital Revolving Credit Loans is revised as follows:

                         TOTAL FUNDED DEBT
          TIER               TO EBITDA          PRIME RATE +          LIBOR +
          ----           -----------------      ------------          -------
            1                 >=3.25               0.25%               3.00%
            2             >=3.00x <3.25            0.25%               2.50%
            3             >=2.50x <3.00x           0.25%               2.25%
            4               2.00x <2.50x           0.25%               2.00%
            5                 <2.00x               0.25%               1.75%

                  The pricing grid under Section 2.6.2 of the Existing Agreement relating to the Acquisition Revolving Credit Loans only is revised as follows (the pricing grid under Section 2.6.2 relating to the Equipment Revolving Credit Loans will remain unchanged):

                         TOTAL FUNDED DEBT
          TIER               TO EBITDA          PRIME RATE +          LIBOR +
          ----           -----------------      ------------          -------
           1                 >=3.25                0.25%               3.25%
           2               >=3.00x <3.25           0.25%               2.75%
           3               >=2.50x <3.00x          0.25%               2.50%
           4               >=2.00x <2.50x          0.25%               2.25%
           5                  <2.00x               0.25%               2.00%

         4. Notwithstanding the pricing grids noted in Paragraphs 2 and 3, above, Borrower understands that the initial interest rate pricing for the Acquisition Revolving Credit Loans outlined in Section 2.6.3 of the Existing Agreement, as modified and amended by the First Amendment, remains in full force and effect.

         5. Section 2.3.3(a)(3)(iv) of the Existing Agreement, requiring an additional contribution from Hallwood to Brookwood of $500,000 in cash no later than one year from the date of Brookwood's acquisition of Uzzi's assets, is waived and replaced with the following:

                  (iv) additional contribution from Hallwood to Brookwood of $500,000 in cash prior to the opening of any new Uzzi retail store financed by Brookwood.


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         6. Section 8.4 of the Existing Agreement is hereby amended to restrict distributions and tax payments to Hallwood until Bank's receipt and satisfactory review of covenant compliance certificates for the fiscal year ending 12/31/00 and the quarter ending 3/31/01; provided however, that such covenant compliance certificates show full compliance with all Financial Covenants contained in
Section 9. Prior to any future distribution or tax payment to Hallwood, Brookwood shall submit a pro forma covenant compliance certificate reflecting full compliance with all Financial Covenants. Said pro forma covenant compliance certificate shall be submitted as of the end of the then current quarter during which any planned distribution or tax payments are to be made.

         7. Section 9.3 is hereby amended as follows:

                  9.3 EBITDA to Total Fixed Charges Ratio. Borrower shall maintain a minimum EBITDA (trailing four quarters) to Total Fixed Charges Ratio of 1.15:1.0 for the quarters ending 12/31/00 and 3/31/01, and 1.25:1.0 as of 6/30/01 and thereafter.

         8. Except as expressly amended by this Second Amendment, the terms and conditions of the Existing Agreement, as amended and modified by the First Amendment, shall remain in full force and effect and Borrower acknowledges and confirms that its representations and warranties contained in the Existing Agreement are true, correct and complete in all material respects as of the date hereof and there exists no Default or Event of Default under the Existing Agreement, as amended and modified by the First Amendment, as of the date hereof except as set forth in the Waiver Letter.

         IN WITNESS WHEREOF, the undersigned have duly executed this Second Amendment as a sealed instrument as of the date first set forth above.

ATTEST:                                      BORROWER:

                                             BROOKWOOD COMPANIES INCORPORATED


/s/ ANN NOLAN WALL                           By:  /s/ DUANE O. SCHMIDT
----------------------------                      ------------------------------
Witness                                           Name: Duane O. Schmidt
                                                  Title: Vice President Finance
                                                         Chief Financial Officer

                                             KENYON INDUSTRIES, INC.


/s/ ANN NOLAN WALL                           By:  /s/ DUANE O. SCHMIDT
----------------------------                      ------------------------------
Witness                                           Name: Duane O. Schmidt
                                                  Title: Treasurer and Secretary


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                                             BROOKWOOD LAMINATING, INC.


/s/ ANN NOLAN WALL                           By:  /s/ DUANE O. SCHMIDT
----------------------------                      ------------------------------
Witness                                           Name: Duane O. Schmidt
                                                  Title: Treasurer


                                             ASHFORD BROMLEY, INC.


/s/ ANN NOLAN WALL                           By:  /s/ DUANE O. SCHMIDT
----------------------------                      ------------------------------
Witness                                           Name: Duane O. Schmidt
                                                  Title: Assistant Treasurer


                                             XTRAMILE, INC.


/s/ ANN NOLAN WALL                           By:  /s/ DUANE O. SCHMIDT
----------------------------                      ------------------------------
Witness                                           Name: Duane O. Schmidt
                                                  Title: Assistant Treasurer


                                             LAND AND OCEAN III, INC.


/s/ ANN NOLAN WALL                           By:  /s/ DUANE O. SCHMIDT
----------------------------                      ------------------------------
Witness                                           Name: Duane O. Schmidt
                                                  Title: Treasurer


                                             ACCEPTED BY BANK:
                                             KEYBANK NATIONAL ASSOCIATION


/s/ JENNIFER O'REAH                          By:  /s/ KAREN L. CUMMINGS
----------------------------                      ------------------------------
Witness                                           Name: Karen L. Cummings
                                                  Title: Vice President

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